THE ADVISORS’ INNER CIRCLE FUND III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Fund

Knights of Columbus International Equity Fund

Knights of Columbus Long/Short Equity Fund

Knights of Columbus U.S. All Cap Index Fund

Knights of Columbus Real Estate Fund (formerly, Knights of Columbus

Global Real Estate Fund)

(the “Funds”)

Supplement dated July 20, 2020

to the Funds’ Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

As of the date hereof, shares of the Knights of Columbus Real Estate Fund (formerly, the Knights of Columbus Global Real Estate Fund) are being offered under an updated stand-alone prospectus and statement of additional information, each dated July 20, 2020. Shares of the Knights of Columbus Real Estate Fund are no longer being offered under the combined Prospectus and SAI, each dated March 1, 2020, which offer shares of multiple Knights of Columbus Funds.

To obtain the Knights of Columbus Real Estate Fund’s stand-alone prospectus and statement of additional information, please visit www.kofcassetadvisors.org, call 1-844-KC-FUNDS (1-844-523-8637), or write to Knights of Columbus Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Knights of Columbus Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

KOC-SK-006-0100